Exhibit 99.3

               MONTHLY CASH MANAGERS STATEMENT AND PAYMENT ADVICES

                                   SERIES OO-B

            ----------------------------------------------------------

            Monthly Period Ending:                    31 December 2004

            Transfer Date:                            15 January 2005

            Distribution Date:                        15 January 2005

            Next Payment Date:                        15 March 2005

            ----------------------------------------------------------

                                      Index

--------------------------------------------------------------------------------
 Section    Contents
--------------------------------------------------------------------------------

    1       Receivables Pool Summary Information
    2       Series General Information
    3       Undivided Interest
    4       Segregated Trust
    5       Loan Note Issuer
    6       Issuer
    7       Investor Interest and Debt Amounts
    8       Commentary/Payout Events

--------------------------------------------------------------------------------

            Note:  All amounts are in (pound) sterling unless otherwise stated.

                *  Series OO-A was repaid to Investors on 15 March 2003.

                                                                       Section 1

                    Receivables Pool Summary Information (1)

------------------------------------------------------------------------------------------
   1     Aggregate amount of Principal Collections processed                   221,081,183

   2     Aggregate amount of proceeds from sale of delinquent
         receivables to 3rd parties treated as Principal Collections                    --

   3     Aggregate amount of Finance Charge Collections processed               25,256,646

   4     Aggregate amount of Acquired Interchange processed                      1,472,041

   5     Aggregate amount of Interest received on Trustee Collections              132,633
         Account and Trustee Acquisition Account

   6     Aggregate amount of Investor Defaults                                   3,796,535

   7     Aggregate amount of Principal written off through sale of debt to              --
         third party treated as an Investor Default

   8     Aggregate amount of Section 75 liability                                       --

   9     Aggregate amount of outstanding principal balances in the               see below
         Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period

------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         Aggregate                   Percentage
                                          Account                     of Total
                                     Principal Balance               Receivables
                                       (pound)000's                   in Trust
--------------------------------------------------------------------------------

    ( a )   30-59 days                    18,283                        1.14
    ( b )   60-89 days                    12,349                        0.77
    ( c )   90+ days                      67,197                        4.19

--------------------------------------------------------------------------------

            Total                         97,828                        6.10

--------------------------------------------------------------------------------

                                                                       Section 2

                    Receivables Pool Summary Information (2)

---------------------------------------------------------------------------------------------------
Transferor and Aggregate Investor Interest
                                                                         Amount          Percentage
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Aggregate amount of RBS Transferor Interest/% in relation to          1,312,681,702           81.85
RBS principal balances outstanding at month end
---------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Aggregate Investor Interest (for analysis - see below)                1,133,016,217
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
OO-A Investor Interest                                                            0
-----------------------------------------------------------------------------------
OO-B Investor Interest                                                  637,511,156
-----------------------------------------------------------------------------------
OO-C Investor Interest                                                  495,505,061
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Balance on Trustee Acquisition Account                                           --
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Aggregate amount of RBS Principal Balances at month end               1,603,740,746
-----------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Portfolio Minimum Balance Parameters
----------------------------------------------------------------------------------------------------
Minimum Transferor interest of RBS above amount agreed with            [ 5% ]            Yes
Rating Agencies for a period of 30 consecutive days                    [ 2% ]            Yes
----------------------------------------------------------------------------------------------------
Minimum Aggregate Principal Receivables Above Zero                                       Yes
----------------------------------------------------------------------------------------------------

                                                                       Section 2

                               General Information

----------------------------------------------------
Period Type                  Controlled Accumulation
----------------------------------------------------

----------------------------------
Loan Note Rate               OO-B
----------------------------------
Class A                      5.02%
Class B                      5.22%
Class C                      5.73%
----------------------------------

--------------------------------------------------------------------------------
Investor Percentages
--------------------------------------------------------------------------------
                                  Prior to Addition Date      Post Addition Date
                                          OO-B                       OO-B
--------------------------------------------------------------------------------
                                            %                          %
Series Floating Percentage                18.15
Class A Floating Percentage               87.50                       N/A
Class B Floating Percentage                6.00
Class C Floating Percentage                6.50
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Fixed Percentage                   66.35
Class A Fixed Percentage                  87.50                       N/A
Class B Fixed Percentage                   6.00
Class C Fixed Percentage                   6.50
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Controlled Accumulation Period (CAP)/Controlled Deposit Amount
                                   Series OO-B
--------------------------------------------------------------------------------
                                                        Months          Amount
Original CAP/Controlled Deposit Amount                    18          35,417,286
Adjustment to CAP/Controlled Deposit Amount                2          35,417,286
Revised CAP/Controlled Deposit Amount (Part 1)             4          53,125,930
Revised CAP/Controlled Deposit Amount (Part 2)            12          35,417,286
--------------------------------------------------------------------------------

                                                                       Section 3

                               Undivided Interest

--------------------------------------------------------------------------------
Principal Collections                                                   OO-B

--------------------------------------------------------------------------------
The aggregate amount of Principal Collections                        124,395,148
processed during the related Monthly Period allocable to Series

Deduct: Utilised Retained Principal Collections                           --
Amount notionally allocable to Class C

Deduct: Utilised Retained Principal Collections                           --
Amount notionally allocable to Class B

Deduct: Amount distributed to Series Principal                        35,417,286
Collections Ledger in the Segregated Trust

Deduct: Shared Principal Collections                                      --

--------------------------------------------------------------------------------
Total = Cash Available for Acquisition                                88,977,862

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Finance Charge Collections and Interchange                              OO-B

--------------------------------------------------------------------------------
The aggregate amount of Finance Charge                                14,211,088
Collections (to include interest on the Trustee
Collections Account and Trustee Acquisition
Account) allocable to Series during the related
Monthly Period

--------------------------------------------------------------------------------
The aggregate amount of Acquired Interchange                           828,270
Amount processed during the related Monthly
Period allocable to Series

--------------------------------------------------------------------------------
Total transferred to the Series Collections                           15,039,358
Account Finance Charge Collections Ledger in relation to Series

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other                                                                    OO-B

--------------------------------------------------------------------------------
Investor Defaults allocable to Series                                 2,136,186

--------------------------------------------------------------------------------
Section 75 Liability allocable to Series                                  --

--------------------------------------------------------------------------------

                                                                       Section 4

                              Segregated Trust (1)

                              Principal Collections

--------------------------------------------------------------------------------
Principal Collections Ledger                                            OO-B

--------------------------------------------------------------------------------
Total amount transferred from Undivided Interest                      35,417,286

--------------------------------------------------------------------------------
Deficit relative to Controlled Deposit Amount                            --

--------------------------------------------------------------------------------
The total distribution to Principal Funding Account or to Loan Note Issuer Account in respect of:

              Class A Monthly Principal Amount                        30,990,125
              Class B Monthly Principal Amount                         2,125,037
              Class C Monthly Principal Amount                         2,302,124

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Principal Funding Account                                               OO-B

--------------------------------------------------------------------------------
Balance brought forward                                              531,259,298

--------------------------------------------------------------------------------
Transfer this month                                                   35,417,287

--------------------------------------------------------------------------------
Transfer to Loan Note Issuer Distribution Account

              Class A Monthly Principal Amount                           --
              Class B Monthly Principal Amount                           --
              Class C Monthly Principal Amount                           --

--------------------------------------------------------------------------------
Balance carry forward                                                566,676,584

--------------------------------------------------------------------------------
Deficit relative to Cumulative Controlled Deposit Amount                 --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       Section 4

                              Segregated Trust (2)

                         Finance Charge Collections (1)

-------------------------------------------------------------------
Series Finance Charge Collection Ledger                   OO-B

-------------------------------------------------------------------
Finance Charge Collections Allocable to Series           10,143,289
Interchange Allocable to Series                             591,185
Interest Income on Accounts                                 960,752
Income from Principal Funding Account                            --
up to Class A covered amount
Retained Principal Collections Amount                            --
notionally allocable to Class B
Retained Principal Collections Amount                            --
notionally allocable to Class C
Transfer from Reserve Account                                    --
Transfer from Spread Account                                     --
-------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Amount of Distribution to be
transferred to Finance Funding Account (in
revolving and controlled accumulation Period)
or to Loan Note Issuer Distribution Account                 Paid         Unpaid
(in Regulated or Rapid Amortisation Period)                 OO-B          OO-B

--------------------------------------------------------------------------------
Class A Monthly Finance Amount                            2,529,291           --
Class A Deficiency Amount                                        --           --
Class A Additional Finance Amount                                --           --
Issuer Costs Amount                                              --           --
Class B Monthly Finance Amount                              180,388           --
Class B Deficiency Amount                                        --           --
Class B Additional Finance Amount                                --           --
Class C Monthly Finance Amount                              214,565           --
Class C Deficiency Amount                                        --           --
Class C Additional Finance Amount                                --           --
Issuer Profit Amount                                             83           --
Trustee Payment Amount                                           47           --

The total amount of distribution in respect of                   --           --
Trustee Payment Amount for the related
Monthly Period including any amount remaining unpaid in respect of prior Monthly Periods

--------------------------------------------------------------------------------

                                                                       Section 4

                              Segregated Trust (3)

                         Finance Charge Collections (2)

--------------------------------------------------------------------------------
                                                               Paid       Unpaid
                                                               OO-B        OO-B

--------------------------------------------------------------------------------
Total amount of distribution in respect of Loan               10,625          --
Note Issuer Costs Amount for the monthly                                      --
period including any amount remaining unpaid                                  --
in respect of prior monthly periods                                           --
--------------------------------------------------------------------------------
Total amount of distribution in respect of Loan                5,311          --
Note Issuer Profit for the monthly period                                     --
--------------------------------------------------------------------------------
Total amount of distribution in respect of                   398,726          --
Servicing Fee Payment Amount for the related                                  --
monthly period including any amount remaining                                 --
unpaid in respect of prior monthly periods                                    --
--------------------------------------------------------------------------------
Total amount of distribution in respect of Cash                  281          --
Management Fee Payment Amount for the
related monthly period including any amount
remaining unpaid in respect of prior monthly
periods
--------------------------------------------------------------------------------
Payment to cover Additional Expenses                               0          --
--------------------------------------------------------------------------------
Payment to cover Investor Defaults                         2,136,186          --
--------------------------------------------------------------------------------
Payment to cover Reduction in Investor Interest                   --          --
(excluding repayments of principal)
--------------------------------------------------------------------------------
Payment in relation to Stamp Duty Reserve:                        --          --
            Principal
            Interest
--------------------------------------------------------------------------------
Transfer to Reserve Account                                       --          --
--------------------------------------------------------------------------------
Transfer to Spread Account                                        --          --
--------------------------------------------------------------------------------
Payment in respect of Investor Indemnity Amt                      --          --
--------------------------------------------------------------------------------
Payment in relation to Excess Spread                       6,219,722          --
--------------------------------------------------------------------------------

      --------------------------------------------------------------
      Finance Funding Account                                OO-B

      --------------------------------------------------------------
      Balance brought forward
      --------------------------------------------------------------
      Transfer in this Month (15th's Payment)              2,924,244
      --------------------------------------------------------------
      Transfer to Loan Note Issuer Distbtn Account
                  Class A
                  Class B
                  Class C
      --------------------------------------------------------------
      Balance carried forward                              2,924,244

      --------------------------------------------------------------

                                                                       Section 4

                              Segregated Trust (4)

                           Reserve and Spread Accounts

      --------------------------------------------------------------
      Required Reserve Account                                  OO-B

      --------------------------------------------------------------
      Balance brought forward                                    --

      --------------------------------------------------------------
      Transfer in/out this Month                                 --

      --------------------------------------------------------------
      Balance carried forward                                    --

      --------------------------------------------------------------

      --------------------------------------------------------------
      Spread Account                                            OO-B

      --------------------------------------------------------------
      Quarterly Excess Spread Percentage                         8.9

      --------------------------------------------------------------
      Excess Spread Percentage Required                          4.4

      --------------------------------------------------------------
      Required Spread Account Amount                             --

      --------------------------------------------------------------
      Balance brought forward                                    --

      --------------------------------------------------------------
      Transfer in/out this Month                                 --

      --------------------------------------------------------------
      Balance carried forward                                    --

      --------------------------------------------------------------

                                                                       Section 5

                                Loan Note Issuer

      --------------------------------------------------------------
      Expenses Description & Method of                        OO-B
      Allocation to Series                                   (pound)

      --------------------------------------------------------------
      Monthly fee to RBSI based on 2bp of investor            10,625
      interest
      --------------------------------------------------------------

      --------------------------------------------------------------
      Total                                                   10,625

      --------------------------------------------------------------

      --------------------------------------------------------------
      Loan Note Issuer Expenses Account                       OO-B
                                                             (pound)
      --------------------------------------------------------------
      Balance                                                   --

      --------------------------------------------------------------

      --------------------------------------------------------------
      Comments

      --------------------------------------------------------------

      --------------------------------------------------------------
      Loan Note Issuer Distribution Account                   OO-B
                                                             (pound)
      --------------------------------------------------------------
      Retained Profit                                         31,878

      --------------------------------------------------------------
      Other                                                     --

      --------------------------------------------------------------
      Balance                                                 31,878

      --------------------------------------------------------------
      Comments: Balance consists solely of LNI
                profit of 1bp of investor interest
      --------------------------------------------------------------

                                                                       Section 6

                                     Issuer

      --------------------------------------------------------------
      Expenses Description & Method of                        OO-B
      Allocation to Series                                   (pound)

      --------------------------------------------------------------
                                                                --

      --------------------------------------------------------------

      --------------------------------------------------------------
      Total                                                     --

      --------------------------------------------------------------

      --------------------------------------------------------------
      Issuer Quarterly Expenses Account                       OO-B
                                                             (pound)

      --------------------------------------------------------------
      Balance  at month end                                    3,002

      --------------------------------------------------------------

      --------------------------------------------------------------
      Amount due to RBS plc                                   OO-B
                                                             (pound)

      --------------------------------------------------------------
      Balance at month end                                         0

      --------------------------------------------------------------

      --------------------------------------------------------------
      Accrued interest at month end                                0

      --------------------------------------------------------------

      --------------------------------------------------------------
      Expenses Loan Sinking Fund Account                      OO-B
                                                             (pound)

      --------------------------------------------------------------
      Principal                                                 --

      --------------------------------------------------------------

                                                                       Section 7

                        Investor Interest & Debt Amounts

                                   Series OO-B

-------------------------------------------------------------------------------------------------------
Summary Investor Interest and Adjusted Investor Interest

-------------------------------------------------------------------------------------------------------
                                                    Total          Class A       Class B      Class C
Initial Investor Interest                         637,511,186    557,822,262    38,250,699   41,438,225

Principal Payments made to Loan Note Issuer           --              --            --            --

Charge Offs/Reallocations                             --              --            --            --

Investor Interest                                 637,511,186    557,822,262    38,250,699   41,438,225

Series Collection Account - PC Ledger             -35,417,286         --            --            --

Balance on Principal Funding Account             -531,259,298         --            --            --

Adjusted Investor Interest                         70,834,603         --            --            --

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Loan Note Debt Amount

-------------------------------------------------------------------------------------------------------
                                                    Total          Class A       Class B      Class C
Debt amount brought forward                       637,511,186    557,822,262    38,250,699   41,438,225

Principal Payments made to Issuer                     --              --            --            --

Debt amount carried forward                       637,511,186    557,822,262    38,250,699   41,438,225

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Arran One Bonds (in US Dollars)

-------------------------------------------------------------------------------------------------------
                                                    Total          Class A        Class B      Class C
Outstanding Amount brought forward              1,000,000,000    875,000,000    60,000,000   65,000,000

Principal Payments made to Issuer                     --              --            --            --

Debt amount carried forward                     1,000,000,000    875,000,000    60,000,000   65,000,000

Pool Factor brought forward                          100%            100%          100%          100%

Pool Factor carried forward                          100%            100%          100%          100%

-------------------------------------------------------------------------------------------------------

                                                                       Section 8

                           Commentary / Pay Out Events

      ---------------------------------------------------------------
      Portfolio Yield and Expense Rate                           OO-B

      ---------------------------------------------------------------
      Portfolio Yield for the Period                            20.2%

      Expense Rate                                               6.3%

      Net Charge Off Rate                                        4.0%

      Excess Spread Rate                                         9.9%

      ---------------------------------------------------------------

--------------------------------------------------------------------------------
Commentary

--------------------------------------------------------------------------------
The quarterly, average excess spread rates are above the minimum rates, and for the period in question, have always resulted in a transfer to the "required spread accounts".

--------------------------------------------------------------------------------

To the knowledge of the undersigned, no Series Pay Out Event or Trust Pay Out Event has occurred except as described below:

            None

IN WITNESS WHEREOF, the undersigned has duly executed this certificate this 15th day of January 2005

Authorised signatory

The Royal Bank of Scotland plc
Trust Cash Manager

By:         Jason Bryce

Title:      Financial Controller


                                       13